                                                                    Exhibit 10.1


                     AMENDMENT NUMBER NINE TO LOAN AGREEMENT

                  THIS AMENDMENT NUMBER NINE TO LOAN AGREEMENT (this "Amendment"), dated as of April 8, 2003, is entered into by and among PHILIP SERVICES CORPORATION, a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a "Borrower" and collectively, jointly and severally, the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, a "Lender" and, collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"):

                               W I T N E S S E T H

                  WHEREAS, the Borrowers and the Lender Group are parties to that certain Loan Agreement, dated as of March 31, 2000 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

                  WHEREAS, the Borrowers have requested that the Lender Group agree to extend the Maturity Date to give the Borrowers an extra period of time to engage in the planning, reorganization, and restructuring efforts described in the Borrowers' current report on Form 8-K filed with the Securities and Exchange Commission attached as Exhibit B hereto;

                  WHEREAS, the Borrowers have also requested that the Lender Group consent to the other amendments to the Loan Agreement as set forth herein; and

                  WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Loan Agreement on the terms set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS TO LOAN AGREEMENT.

         (a) Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definition in its entirety as follows:

                  "Tranche A Advance Availability" means, as of any date of determination (and after giving effect to any requested Tranche A Letter of Credit or Tranche A Advance), the lowest of (i) the Maximum Tranche A Amount less the sum of (A) the Tranche A Block, plus (B) the then extant Tranche A Letter of Credit Usage, plus (C) the then extant amount of outstanding Tranche A Advances, (ii) the Borrowing Base less the sum of (A) the then extant Tranche A Letter of Credit Usage, plus (B) the then extant amount of outstanding Tranche A Advances, or (iii) $50,000,000 minus the then extant amount of outstanding Tranche A Advances.

         (b) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

                  "Ninth Amendment" means that certain Amendment Number Nine to Loan Agreement, dated as of April 8, 2003, among the Borrowers and the Lender Group.

                  "Ninth Amendment Fee" has the meaning set forth in Section 2.12(o).

                  "Tranche A Block" means $22,000,000.

         (c) Section 2.1(a) of the Loan Agreement is amended and restated in its entirety as follows:

                  "(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Tranche A Commitment agrees to make advances ("Tranche A Advances") to Borrowers in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the lowest of (i) the Maximum Tranche A Amount less the sum of (A) the Tranche A Block plus (B) the then extant Tranche A Letter of Credit Usage, (ii) the Borrowing Base less the then extant Tranche A Letter of Credit Usage, or
(iii) $50,000,000."

         (d) Section 2.2(a)(ii) of the Loan Agreement is amended and restated in its entirety as follows:

                  "(ii) the Tranche A Letter of Credit Usage would exceed the
                        Maximum Tranche A Amount less the sum of (A) the then extant amount of outstanding Tranche A Advances and (B) the Tranche A Block, or"

         (e) Section 2.3(b) of the Loan Agreement is amended and restated in its entirety as follows:

                  "(b) Anything to the contrary in this Section 2.3 notwithstanding, Borrowers shall not have the right to require Lenders with Tranche B-Prime Commitments to make Tranche B-Prime Advances to Borrowers unless the Tranche A Usage exceeds the result of the Maximum Tranche A Amount less the sum of the Tranche A Block and $10,000,000."

         (f) Section 2.3A(c) of the Loan Agreement is amended and restated in its entirety as follows:

                  "(c) Anything to the contrary in this Section 2.3A notwithstanding, Borrowers shall not have the right to require Lenders with Tranche Sub-B Commitments to make Tranche Sub-B Advances to Borrowers unless (i) the Tranche A Usage exceeds the result of the Maximum Tranche A Amount less the sum of the Tranche A Block and $10,000,000, and (ii) Tranche B-Prime Availability is less than $10,000,000.

         (g) Section 2.12 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (m), by deleting the period at the end of clause (n) and replacing it with ", and", and by adding the following new clause
(o):

                  "(o) NINTH AMENDMENT FEE. For the benefit of the Tranche B-Prime Lenders, an amendment fee in the amount of $100,000, which shall be fully earned and paid in full in cash in immediately available funds on or before the date of the Ninth Amendment, which amendment fee shall be divided equally between Ableco and Meadow."

         (h) The first sentence of Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "This Agreement shall become effective upon the execution and delivery hereof by Borrowers and the Lender Group and shall continue in full force and effect for a term ending on June 2, 2003 (the "Maturity Date")."

         (i) Section 15.1(g) of the Loan Agreement is amended and restated in its entirety as follows:

                  "(g) change the definition of "Required Lenders," "Pro Rata Share," "Collections," "Maximum Facility Amount," "Maximum Tranche A Amount," "Maximum Tranche B-Prime Amount," "Maximum Tranche Sub-B Amount," "Total Commitment," "Tranche A Advance Availability," "Tranche A Block", "Tranche A Commitment," "Tranche A Usage," "Tranche B-Prime Availability," "Tranche B-Prime Commitment," "Tranche B-Prime Usage," "Tranche Sub-B Advance Availability," "Tranche Sub-B Commitment," or "Tranche Sub-B Usage";"

3. WAIVER. The Lender Group hereby waives any Default or Event of Default (effective as of the date of such Default or Event of Default) that has occurred as a result of Parent's failure to timely deliver to Agent an audit opinion without a "going concern" or like qualification or exception with respect to the consolidated financial statements of Parent and its Subsidiaries for their 2002 fiscal year pursuant to Section 6.2(b) of the Loan Agreement; provided, that such waiver shall not impair or otherwise affect Parent's other obligations under this Amendment or the other Loan Documents, including with out limitation, the provisions of Section 6 hereof.

4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lender Group as follows:

         (a) It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

         (b) This Amendment has been duly executed and delivered by such Borrower. This Amendment and each Loan Document to it is a party is its legal, valid and binding obligation, enforceable against it in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors' rights and principles of equity applicable hereto;

         (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group;

         (d) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Consent; and

         (e) The representations and warranties in the Loan Agreement and the other Loan Documents (other than with respect to events that have been expressly consented to in writing by the Lender Group since the date on which such representations and warranties were first made) are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

5. CONDITIONS PRECEDENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

         (a) The representations and warranties in the Loan Agreement and the other Loan Documents (other than with respect to events that have been expressly consented to in writing by the Lenders since the date on which such representations and warranties were first made) shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

         (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor;

         (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

         (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Obligor or the Lender Group.

6. CONDITIONS SUBSEQUENT. The satisfaction of each of the following shall constitute conditions subsequent to the effectiveness of this Amendment (the failure by Parent to so perform or cause to be performed constituting an immediate Event of Default):

         (a) on or before June 2, 2003, Parent shall have delivered to Agent audited financial statements with respect to Parent's 2002 fiscal year that satisfy the requirements of Section 6.03(b)(i) of the Loan Agreement, including without limitation the requirement that such audited financial statements be certified, without any qualifications (including without limitation a "going concern" or like qualification or exception), by such accountants to have been prepared in accordance with GAAP; and

         (b) on or before April 14, 2003, the Junior Secured Debt Documents shall have been amended with respect to the delivery of Parent's audited financial statements with respect to Parent's 2002 fiscal year, which amendment shall be in form and substance satisfactory to Agent, and Parent shall have delivered a copy of such amendments to Agent certified by the Secretary of Parent as being a true, correct, and complete copy thereof.

7. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

8. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, and the waivers expressly set forth in Section 3 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document. Any failure by Borrowers to comply with any of the covenants or other agreements set forth herein shall constitute an immediate Event of Default.

9. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10. MISCELLANEOUS.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                       PHILIP SERVICES CORPORATION,
                                       a Delaware corporation



                                       By: /s/ Michael W. Ramirez
                                          --------------------------------------
                                          Michael W. Ramirez,
                                          Senior Vice President and CFO


                                       PHILIP METALS (NEW YORK), INC.,
                                       a New York corporation

                                       PSC METALS, INC.,
                                       an Ohio corporation



                                       By: /s/ Michael W. Ramirez
                                          --------------------------------------
                                          Michael W. Ramirez
                                          Vice President and Treasurer
                                          of each of the foregoing companies



                                       CAPPCO TUBULAR PRODUCTS USA, INC.,
                                       a Georgia corporation



                                       By: /s/ Michael W. Ramirez
                                          --------------------------------------
                                                Michael W. Ramirez
                                                Vice President

                                       21ST CENTURY ENVIRONMENTAL
                                       MANAGEMENT, INC. OF NEVADA,
                                       a Nevada corporation

                                       21ST CENTURY ENVIRONMENTAL
                                       MANAGEMENT, INC. OF RHODE ISLAND,
                                       a Rhode Island corporation

                                       ALLWASTE TANK CLEANING, INC.,
                                       a Georgia corporation

                                       ALLWORTH, INC., an Alabama corporation

                                       BURLINGTON ENVIRONMENTAL INC.,
                                       a Washington corporation

                                       CHEM-FREIGHT, INC., an Ohio corporation

                                       CHEMICAL RECLAMATION SERVICES, INC.,
                                       a Texas corporation

                                       CHEMICAL POLLUTION CONTROL, INC.
                                       OF FLORIDA - A 21ST CENTURY
                                       ENVIRONMENTAL MANAGEMENT COMPANY,
                                       a Florida corporation

                                       CHEMICAL POLLUTION CONTROL, INC.
                                       OF NEW YORK - A 21ST CENTURY
                                       ENVIRONMENTAL MANAGEMENT COMPANY,
                                       a New York corporation

                                       COUSINS WASTE CONTROL CORPORATION,
                                       an Ohio corporation

                                       CYANOKEM INC., a Michigan corporation

                                       LUNTZ ACQUISITION (DELAWARE) CORPORATION, a Delaware corporation


                                       By: /s/ Brian J. Recatto
                                          --------------------------------------
                                          Brian J. Recatto
                                          President of each of the foregoing
                                          companies

                                       NORTHLAND ENVIRONMENTAL, INC.,
                                       a Delaware corporation

                                       NORTRU, INC., a Michigan corporation

                                       PHILIP ENVIRONMENTAL SERVICES
                                       CORPORATION, a Missouri corporation

                                       PHILIP TRANSPORTATION AND
                                       REMEDIATION, INC., a California
                                       corporation

                                       PHILIP RECLAMATION SERVICES,
                                       HOUSTON, INC., a Texas corporation

                                       PSC ENVIRONMENTAL SERVICES, INC.,
                                       a Delaware corporation

                                       PSC INDUSTRIAL OUTSOURCING, INC.,
                                       a Delaware corporation

                                       PSC INDUSTRIAL SERVICES, INC.,
                                       a Delaware corporation

                                       REPUBLIC ENVIRONMENTAL RECYCLING
                                       (NEW JERSEY), INC.,
                                       a Delaware corporation

                                       REPUBLIC ENVIRONMENTAL SYSTEMS
                                       (PENNSYLVANIA), INC.,
                                       a Pennsylvania corporation

                                       REPUBLIC ENVIRONMENTAL SYSTEMS
                                       (TRANSPORTATION GROUP), INC.,
                                       a Pennsylvania corporation

                                       RESOURCE RECOVERY CORPORATION,
                                       a Washington corporation

                                       RHO-CHEM CORPORATION,
                                       a California corporation


                                       By: /s/ Brian J. Recatto
                                          --------------------------------------
                                          Brian J. Recatto
                                          President of each of the foregoing
                                          companies

                                       REPUBLIC ENVIRONMENTAL SYSTEMS
                                       (TECHNICAL SERVICES GROUP), INC.,
                                       a New Jersey corporation

                                       SOLVENT RECOVERY CORPORATION,
                                       a Missouri corporation

                                       THERMALKEM INC.,
                                       a Delaware corporation


                                       By: /s/ Brian J. Recatto
                                          --------------------------------------
                                          Brian J. Recatto
                                          President of each of the foregoing
                                          companies

                                       ACE/ALLWASTE ENVIRONMENTAL
                                       SERVICES OF INDIANA, INC.,
                                       an Illinois corporation

                                       DELTA MAINTENANCE, INC.,
                                       a Louisiana corporation

                                       INTERNATIONAL CATALYST, INC.,
                                       a Nevada corporation

                                       JESCO INDUSTRIAL SERVICE, INC.,
                                       a Kentucky corporation

                                       PHILIP SERVICES/NORTH CENTRAL, INC.,
                                       an Iowa corporation

                                       PSC RECOVERY SYSTEMS, INC.,
                                       a Georgia corporation

                                       RMF GLOBAL, INC.,
                                       an Ohio corporation

                                       RMF INDUSTRIAL CONTRACTING, INC.,
                                       a Michigan corporation

                                       SERV-TECH EPC, INC.,
                                       a Nevada corporation

                                       TOTAL REFRACTORY SYSTEMS, INC.,
                                       a Nevada corporation


                                       By: /s/ Michael S. Taff
                                          --------------------------------------
                                          Michael S. Taff
                                          Vice President
                                          of each of the foregoing companies

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation, as Agent and
                                       as a Lender


                                       By: /s/ Teresa Bolick
                                          --------------------------------------
                                       Name:   Teresa Bolick
                                             -----------------------------------
                                       Title:  Vice President
                                              ----------------------------------

                                       FOOTHILL INCOME TRUST L.P.,
                                       a Delaware limited partnership,
                                       as a Lender

                                       By:  FIT GP, LLC, its general partner


                                            By: /s/ Edward Stearn
                                               ---------------------------------
                                            Its: Managing Member

                                       FOOTHILL PARTNERS III, L.P.,
                                       a Delaware limited partnership,
                                       as a Lender


                                       By: /s/ Edward Stearn
                                          --------------------------------------
                                       Its: Managing General Partner

                                       ABLECO FINANCE LLC,
                                       a Delaware limited liability company,
                                       as a Lender


                                       By: /s/ Kevin Genda
                                          --------------------------------------
                                       Name:  Kevin Genda
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

                                       MADELEINE LLC,
                                       a New York limited liability company,
                                       as a Lender


                                       By: /s/ Kevin Genda
                                          --------------------------------------
                                       Name:  Kevin Genda
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

                                       MEADOW WALK LIMITED PARTNERSHIP,
                                       a Delaware limited partnership,
                                       as a Lender


                                       By: /s/ Edward Mattner
                                          --------------------------------------
                                       Name:  Edward Mattner
                                            ------------------------------------
                                       Title: Authorized Signatory
                                             -----------------------------------